COMMON STOCK

NUMBER
LOA

COMMON STOCK

SHARES

                              LOG ON AMERICA, INC.
                             A DELAWARE CORPORATION

CUSIP 540473 10 5
SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE,
OF

(the "Company"), transferable in person or by dully authorized attorney upon surrender of this Certificate properly endorsed. The holder hereof accepts said shares of common stock with notice of, and subject to, the provisions of the Company's Certificate of Incorporation and Bylaws and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the fascimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:
/s/[ILLEGIBLE]
---------------
SECRETARY

/s/
D.R. PAOLO
--------------
PRESIDENT

LOG ON AMERICA, INC.
CORPORATE
SEAL
1998
DELAWARE

COUNTERSIGNED AND REGISTERED
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(JERSEY CITY, N.J.)

TRANSFER AGENT
AND REGISTRAR
BY _____________

AUTHORIZED OFFICER

LOG ON AMERICA, INC.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- __________ Custodian ___________
                    (Cust.)               (Minor)
                  under Union Gifts to Minors
                  Act_______________
                         (State)

Additional abbreviations may also be used though not in the above list.

For value received _______________________hereby sell, assign and transfer unto

Please insert Social Security or other
identifying number of assignee, if any

_________________
_________________

_______________________________________________________________________________
_______________________________________________________________________________
    Please print or typewrite name and address including postal zip code of assignee
_______________________________________________________________________________
_______________________________________________________________________________
    Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________Attorney
   to transfer the said stock on the books of the Company with full power of substitution in the premises.

Signature:
_______________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular without alteration or enlargement, or any change whatever.

Date: _________________________________________

SIGNATURE(S) GUARANTEED:________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MULTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITI0N TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.